UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Ingles Markets, Incorporated

(Name of Registrant as Specified In Its Charter)

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INGLES MARKETS, INCORPORATED

P.O. BOX 6676

ASHEVILLE, NORTH CAROLINA 28816

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 12, 2008

To the Stockholders of Ingles Markets, Incorporated:

NOTICE IS HEREBY GIVEN that Ingles Markets, Incorporated will hold its 2008 Annual Meeting of Stockholders at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804 on February 12, 2008, at 1:00 p.m. local time, for the following purposes:

(1)	To elect nine directors to serve until the 2009 Annual Meeting of Stockholders;

(2)	To transact any other business that may properly come before the meeting and any adjournment or postponement thereof.

These items and other matters relating to the Annual Meeting are more fully discussed in the Proxy Statement that accompanies this notice.

Holders of record of the Company’s Class A Common Stock, $0.05 par value per share, and Class B Common Stock, $0.05 par value per share, at the close of business on December 21, 2007, are entitled to receive notice of and to vote at the Annual Meeting. We will make available at the Company’s corporate offices a list of stockholders as of the close of business on December 21, 2007, for inspection during normal business hours during the ten-day period immediately preceding the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please sign and date the accompanying proxy card(s) and return the proxy card(s) promptly in the enclosed postage paid reply envelope. Your prompt return of the proxy card(s) will help the Company prepare for the Annual Meeting. If you return an executed proxy card and later decide to attend the Annual Meeting, you may revoke your proxy at the meeting and vote your shares in person.

By Order of the Board of Directors

/s/ Robert P. Ingle, II
Robert P. Ingle, II
Chairman of the Board

Asheville, North Carolina

January 8, 2008

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

-i-

INGLES MARKETS, INCORPORATED

P. O. BOX 6676

ASHEVILLE, NORTH CAROLINA 28816

ANNUAL STOCKHOLDERS MEETING

FEBRUARY 12, 2008

Grove Park Inn

290 Macon Avenue

Asheville, North Carolina 28804

PROXY STATEMENT

The Board of Directors (the “Board”) of Ingles Markets, Incorporated (the “Company”) furnishes you with this Proxy Statement to solicit proxies to be voted at the 2008 Annual Meeting of Stockholders of the Company. The meeting will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, on Tuesday, February 12, 2008 at 1:00 p.m. local time, for the purposes set forth in the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. The proxies also may be voted at any adjournments or postponements of the meeting. The Company is sending this Proxy Statement to each holder of record of the Company’s Class A Common Stock, $0.05 par value per share (“Class A Common Stock”) and Class B Common Stock, $0.05 par value per share (“Class B Common Stock”), as of December 21, 2007, the record date for the meeting (the “Record Date”). Class A Common Stock and Class B Common Stock are sometimes referred to collectively in this Proxy Statement as “Common Stock.”

The Company’s principal executive offices are located at 2913 U.S. Highway 70 West, Asheville (Black Mountain), North Carolina 28711. This Proxy Statement and the accompanying forms of proxy are first being sent or given to stockholders on or about January 11, 2008.

Execution and Revocation of Proxies

If a stockholder completes and signs one of the enclosed proxies as instructed and returns the proxy to the Secretary of the Company in care of the Company’s transfer agent, LaSalle Bank, N.A., so that it is received at or before the Annual Meeting, the shares of Common Stock represented by the proxy will be voted at the Annual Meeting in accordance with the instructions on the proxy. Proxies that are not properly executed or are not received by the Secretary at or before the Annual Meeting will not be effective.

A duly authorized person should sign each proxy on the stockholder’s behalf if the stockholder is a corporation or partnership. If the shares of Common Stock represented by a proxy are registered in more than one name, each registered owner should sign the proxy. If an authorized person executes the proxy pursuant to a power of attorney or as an executor, administrator, trustee or guardian, the person should include his or her full title on the proxy and enclose a certificate or other evidence of appointment with the proxy when delivering it to the Secretary. Proxies that are not properly executed will not be effective.

A stockholder can revoke a proxy at any time prior to the exercise of the authority granted under that proxy. A proxy may be revoked by a stockholder in any of the following ways:

•	by attending the Annual Meeting and giving oral notice of the stockholder’s election to vote in person;

•	by delivering to the Secretary an instrument revoking the proxy; or

•	by delivering a later-dated, properly executed proxy with respect to shares covered by the original proxy.

Action to Be Taken under the Proxy Cards

Unless instructed otherwise on a proxy, shares of Common Stock represented by a properly executed proxy will be voted at the Annual Meeting “For” the election of each of the Board nominees named under the heading “ELECTION OF DIRECTORS – Identification Of Directors and Executive Officers.” As of the date of this Proxy Statement, the Company’s management knows of no other matter to be brought before the Annual Meeting. Should any other matter properly come before the Annual Meeting, all shares of Common Stock represented by effective proxies will be voted, at their discretion, by the persons acting under such proxies.

Voting Rights

Only holders of record of shares of Class A Common Stock or Class B Common Stock at the close of business on the Record Date are entitled to vote at the meeting or adjournments or postponements of the meeting. At the close of business on the Record Date, there were 12,355,785 shares of Class A Common Stock and 12,156,476 shares of Class B Common Stock outstanding.

Quorum Requirements. The presence in person or by proxy of holders of a majority of the outstanding shares of Class A Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class A Common Stock. The presence in person or by proxy of holders of a majority of the outstanding shares of Class B Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class B Common Stock. If holders of shares possessing a majority of the aggregate votes represented by the Class A Common Stock and Class B Common Stock, taking into account the ten votes per share attributable to the Class B Common Stock, are present at the Annual Meeting in person or by proxy, a quorum will be present for purposes of any other matter that may be presented at the Annual Meeting. Abstentions with respect to a proposal and broker non-votes are counted for purposes of establishing a quorum. A broker non-vote occurs if a broker does not receive instructions from the beneficial owner of shares held in street name for certain types of proposals and the broker indicates it does not have authority to vote such shares.

Election of Directors. If a quorum of each class is present at the Annual Meeting, the holders of Class A Common Stock, voting as a class, will elect two directors, and the holders of Class B Common Stock, voting as a class, will elect seven directors. For purposes of the election of directors, each stockholder will have one vote for each share of Common Stock held by the stockholder as of the Record Date. Pursuant to the North Carolina Business Corporation Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

Because the Company was a public corporation on the Record Date, cumulative voting will not be applicable to the election of directors at the Annual Meeting.

Other Matters. Unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act, holders of Class A Common Stock and Class B Common Stock would vote as a single class with respect to any other matter that may be voted upon at the Annual Meeting. In any such vote, stockholders would be entitled to one vote for each share of Class A Common Stock held as of the Record Date and ten votes for each share of Class B Common Stock held as of the Record Date. For purposes of any such vote, if a quorum is present, a proposal will pass if the votes cast “for” the action exceed the votes cast “against” the action, unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act. Shares not voted with respect to any such matters (whether by abstention or broker non-vote) would not be included in vote totals and would not impact the vote. As of the date of this Proxy Statement, the Company knows of no matters other than the election of directors to be presented for action at the Annual Meeting.

ELECTION OF DIRECTORS

Each member of the Board is elected for a term of one year and until their successors are elected and qualified or until their earlier death, resignation or removal from office. The Company’s Articles of Incorporation and Bylaws provide that the Board may from time to time fix by resolution the number of directors that constitutes the Board, which shall be not less than five nor more than eleven. The Board has determined by resolution that the number of directors will be fixed at nine for purposes of this election. In accordance with the Company’s Articles of Incorporation and Bylaws, two of the nine directors will be elected by a vote of the holders of the Class A Common Stock and the remaining seven directors will be elected by a vote of the holders of the Class B Common Stock.

Identification of Directors and Executive Officers

The Board has nominated, and recommends a vote FOR, Fred D. Ayers and John O. Pollard as directors to be elected by the holders of the Class A Common Stock and Ronald B. Freeman, Charles L. Gaither, Jr., Robert P. Ingle, Robert P. Ingle, II, James W. Lanning, Charles E. Russell and Laura Ingle Sharp as directors to be elected by the holders of the Class B Common Stock.

All of these nominees are currently directors. Proxies received by the Board will be voted “For” the election of all of the nominees unless stockholders specify a contrary choice in their proxy. It is not anticipated that any nominee for election as a director will become unable to accept the nomination, but if such an event should occur the person or persons acting under the proxies will vote for any substitute nominee who may be designated by the Board. The person or persons acting under the proxies will vote for no more or fewer than nine nominees, unless the Board votes to change the number of directors, or fewer than nine individuals are nominated at the Annual Meeting.

The biographical information set forth below was furnished by each named director and executive officer of the Company. Except as otherwise indicated, each such person has been engaged in his or her most recent occupation or employment for more than five years.

DIRECTORS AND EXECUTIVE OFFICERS

Robert P. Ingle	Mr. Ingle served as Chairman of the Board from the Company’s incorporation in 1965 until May 2004 and thereafter has served as a director. Mr. Ingle has served as Chief Executive Officer since the Company was incorporated in 1965 and served as President from 1965 until 1982. Mr. Ingle also serves on the Asheville Board of Directors Advisory Board of Wachovia Bank, N.A. Mr. Ingle is 74.

Robert P. Ingle, II	Robert P. Ingle, II, has served as a director of the Company since February 1997 and as Chairman of the Board since May 2004. He has been employed by the Company since 1985 and has served as Vice President-Operations since February 1996. Mr. Ingle is 39.

James W. Lanning	Mr. Lanning has served as a director of the Company since May 2003 and has served as President and Chief Operating Officer since March 2003. He has held many positions in his 30 years with the Company, most recently serving as a District Manager in Georgia. Mr. Lanning is 48.

Ronald B. Freeman	Mr. Freeman has served as a director of the Company since May 2005 and has served as Chief Financial Officer of the Company since April 2005. Prior to joining the Company, Mr. Freeman served as Chief Financial Officer of Silver-Line Plastics Corporation, a plastic pipe manufacturer, since 2000. Mr. Freeman is 50.

Charles L. Gaither, Jr.	Mr. Gaither has served as a director of the Company since February 2002. In July 1998, Mr. Gaither was elected President of Milkco, Inc., a subsidiary of the Company that processes, packages and distributes milk, fruit juices and spring water. Mr. Gaither was previously Vice President and General Manager of Milkco from 1987 to 1998 and served as Assistant General Manager of Milkco from 1985 to 1987. Mr. Gaither is 64.

Fred D. Ayers	Mr. Ayers has served as a director of the Company since February 2006. Mr. Ayers retired in 2002 as a senior officer of Wachovia Bank after 37 years of service. He has served on numerous boards and remains active in the Asheville Community. Mr. Ayers is 65.

John O. Pollard	Mr. Pollard has served as a director of the Company since 1987. From January 1998 until his retirement in March 2006, Mr. Pollard was an attorney with the law firm of McGuireWoods, LLP, serving as a partner until January 2002. Prior to 1998, he was a partner in the Charlotte law firm of Blakeney & Alexander with which he was affiliated from 1973 and which merged with McGuireWoods, LLP, in 1998. Mr. Pollard is 70.

Charles E. Russell	Mr. Russell has served as a director of the Company since May 2001. Mr. Russell is a certified public accountant and has been a principal with Painter, Russell & Associates, PLLC, certified public accountants, since October 1992. Mr. Russell is 69.

Laura Ingle Sharp	The Company’s “Laura Lynn” private label products are named after Ms. Sharp. She has been a director of the Company since February 1997. She has in the past served the Company in several capacities on a full-time and part-time basis, including appearing from time to time in advertisements promoting the Company’s private label products. Ms. Sharp is 50.

Robert P. Ingle, II and Laura Ingle Sharp are the son and daughter, respectively, of Robert P. Ingle. There are no other family relationships among any of the directors or executive officers of the Company.

Committees of the Board of Directors

The Board had three standing committees during fiscal 2007: an Executive Committee, an Audit/Compensation Committee and a Human Resources Advisory Committee. The Company did not have a separate nominating committee during fiscal 2007. The Company qualifies as a “Controlled Company” under the Nasdaq Marketplace Rules as Mr. Robert P. Ingle controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. As a Controlled Company, the continued listing requirements of Nasdaq do not require that the Company have a nominating committee.

The Executive Committee. The Executive Committee can exercise the powers of the full Board between meetings of the Board, except for powers that may not be delegated to a committee of the Board under the North Carolina Business Corporation Act. During fiscal 2007, the Executive Committee consisted of Messrs. Robert P. Ingle, Robert P. Ingle, II, Ronald B. Freeman and James W. Lanning.

The Audit/Compensation Committee. The Board has established, through the Company’s Bylaws, an Audit/Compensation Committee. When acting in its capacity as Audit Committee, this committee acts under the authority of and has the responsibilities described in the Company’s Audit Committee Charter. The Audit Committee Charter is attached as Appendix A to this proxy statement and is available on the Company’s website at www.ingles-markets.com. In this capacity, the committee is responsible for, among other things, engaging the Company’s independent auditors, approving the fees and services to be provided by the auditors, overseeing the auditors, reviewing and evaluating significant matters relating to the audit and internal controls of the Company and reviewing the scope and results of audits by, and recommendations of, the Company’s independent auditors. In addition, the committee reviews the audited financial statements of the Company and considers major changes and questions of choice regarding appropriate accounting principles and practices to be followed in the preparation of the Company’s financial statements.

When the committee is acting as the Compensation Committee, the Board has empowered the committee to:

•	approve compensation levels and increases in compensation of each executive officer and of other employees of the Company whose annual base salary is in excess of $100,000; and

•	approve all incentive payments to executive officers and any incentive payments in excess of $25,000, paid in cash or property, in any calendar year to any other employee.

Furthermore, the committee, when acting as the Compensation Committee, administers the Company’s employee benefit plans and other compensation matters where independent, disinterested administration is required by applicable tax or securities laws and regulations. Where such laws or regulations require that grants or awards under the Company’s stock-based employee benefit plans be made by the full Board or by a committee of non-employee or outside directors, the committee or the Board, as appropriate, makes such decisions.

During fiscal 2007, the Audit/Compensation Committee consisted of Messrs. Pollard, Russell and Ayers. The Board has determined that each member of the committee is independent for purposes of the provisions of the Sarbanes-Oxley Act of 2002 and the Nasdaq Marketplace Rules regarding audit committees. The Board has also determined that Mr. Russell is an “audit committee financial expert” as defined under the rules of the Securities and Exchange Commission, who is independent of management of the Company.

The Human Resources Advisory Committee. The Human Resources Advisory Committee was established in August 1998 to oversee certain of the Company’s human resources compliance policies and programs. During fiscal 2007, Ms. Sharp and Mr. Freeman served as members of this committee.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All compensation decisions made during fiscal 2007 that were not made exclusively by the Board or the Audit/Compensation Committee were made by the Chief Executive Officer, in certain instances in consultation with the President and Chief Operating Officer and/or the Chairman of the Board. Messrs. Pollard, Russell and Ayers, who were the members of the Audit/Compensation Committee during fiscal 2007, were not officers or employees of the Company or its subsidiaries during fiscal 2007 or any prior fiscal year.

Mr. Pollard does not have any employment relationship with the Company. However, prior to his retirement in 2006, Mr. Pollard was an attorney with the law firm of McGuireWoods, LLP which, from time to time, handles labor matters for the Company.

The Company believes that the transactions described above were conducted on terms that are no less favorable to the Company than could have been obtained from unaffiliated third parties in arm’s length transactions.

Meetings of the Board of Directors and Committees

The Board held four formal meetings during fiscal 2007. The Executive Committee held no formal meetings during fiscal 2007, but met periodically on an informal basis. The Audit/Compensation Committee held six formal meetings during fiscal 2007, and met periodically on an informal basis during Board meetings and as required for other purposes. The Human Resources Advisory Committee held no formal meetings during fiscal 2007, but received updates on human resource issues as needed at quarterly Board meetings. Each director attended at least 75% of all meetings of the Board and of the committees of the Board on which he or she served during fiscal 2007. See “Committees of the Board of Directors.”

Directors who are not officers of the Company are paid an annual retainer of $10,000 plus $1,000 for each Board or Committee meeting they attend in person. Audit/Compensation Committee members other than the Chairman are also paid an additional annual retainer of $15,000 for service on such Committee, and the Chairman of the Audit/Compensation Committee is paid an additional annual retainer of $20,000.

The following director compensation table sets forth, for the fiscal year ended September 29, 2007, the cash and certain other compensation paid by the Company to its outside directors.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Fred D. Ayers	29,000	29,000
John O. Pollard	29,000	29,000
Charles E. Russell	33,000	33,000
Laura Ingle Sharp	14,000	14,000

Director Nominations

All of the nominees for director are existing directors standing for reelection, and as noted above, the Company did not have a standing nominating committee in fiscal 2007. Historically, the Board of Directors has not considered a nominating committee necessary in that there have been few vacancies on the Company’s Board, and vacancies have been filled through discussions between the Chairman, the Chief Executive Officer and the Chief Financial Officer of the Company with input from other Board members as needed. Under the Company’s Articles of Incorporation, 25% of the directors of the Company are elected by the holders of Class A Common Stock, and the remaining directors are elected by holders of the Class B Common Stock. Mr. Ingle, the Chief Executive Officer of the Company, is also the majority holder of shares of Class B Common Stock.

The Company has not received director candidate recommendations from its stockholders and does not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. The Company does not intend to treat stockholder recommendations in any manner different from other recommendations.

The Board has not adopted a policy with respect to minimum qualifications for board members. Conversely, with respect to each individual vacancy, the Board has determined the specific qualifications and skills required to fill that vacancy and to complement the existing qualifications and skills of the other Board members. Historically, the Company has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and the Board’s and management’s contacts are not sufficient to identify an appropriate candidate.

Stockholder Communication with Board Members

The Company maintains contact information, both telephone and email, on its website under the heading “Contact Information.” By following the “Contact Information” link, a stockholder will be given access to the Company’s telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for the Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication. In addition, communications received via telephone for the Board are forwarded to the Board by an officer of the Company.

Board Member Attendance at Annual Meetings

The Company generally requires that all directors attend the annual meeting of stockholders, absent extraordinary circumstances. All directors attended the annual meeting of stockholders held in 2007.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its senior financial officers, including without limitation, its Chief Executive Officer, Chief Financial Officer and Controller. The full text of the Code of Ethics is published on the Company’s website at www.ingles-markets.com under the caption “Corporate Governance.” In the event that the Company makes any amendments to, or grants any waivers of, any provision of the Code of Ethics applicable to its principal executive officer, principal financial officer or principal accounting officer, the Company intends to promptly disclose such amendment or waiver on its website.

AUDIT/COMPENSATION COMMITTEE REPORT

The Audit/Compensation Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the Company’s financial statements and the financial reporting process including the systems of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit/Compensation Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant adjustments, and the clarity of disclosures in the financial statements. The Audit/Compensation Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit/Compensation Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 (communication with audit committees). In addition, the Audit/Compensation Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors the auditors’ independence from management and the Company. The Audit/Compensation Committee approved the selection of the Company’s independent auditors for fiscal 2007 and has considered the compatibility of any non-audit services performed with the auditors’ independence.

The Audit/Compensation Committee discussed with the independent auditors the overall scope and plans for their audit of the Company’s financial statements. The Audit/Compensation Committee meets with the independent auditors to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit/Compensation Committee held six meetings during fiscal 2007.

In reliance on the reviews and discussions referred to above and the report of the independent auditors, the Audit/Compensation Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 29, 2007 for filing with the Securities and Exchange Commission.

SUBMITTED BY:

THE AUDIT/COMPENSATION COMMITTEE

John O. Pollard	Charles E. Russell	Fred D. Ayers

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

The following discussion and analysis is intended to provide an understanding of the actual compensation earned by each of the Company’s named executive officers (“Executive Officers”), and describes the Company’s compensation objectives and policies as applied to these Executive Officers.

Compensation Philosophy. The objectives of the Company’s compensation program are to (1) attract, motivate, develop and retain top quality executives who will drive long-term shareholder value and (2) deliver competitive total compensation packages based upon both Company and individual performance. The Company wants its executives to balance the risks and related opportunities inherent in its industry and in the performance of their duties and share the upside opportunity and the downside risks once actual performance is measured.

The Audit/Compensation Committee is responsible for administering executive compensation. The duties of this committee are set forth beginning on page 3 under the heading “ELECTION OF DIRECTORS – Committees of the Board of Directors – Audit/Compensation Committee.” To achieve the objectives of the Company’s compensation program, the Company’s Chief Executive Officer and the Audit/Compensation Committee have set forth a compensation program for its Executive Officers that is reviewed annually. It includes the following elements:

•	Base annual cash salary;

•	Annual cash incentive bonuses; and

•	Retirement, health and other benefits.

The Company had a nonqualified stock option plan under which an aggregate of 8,000,000 shares of the Company’s Class A Common Stock could have been issued to officers and other key employees until January 1, 2007. Accordingly, as of September 29, 2007 no shares of the Company’s Class A Common Stock were available for future issuance under the plan and all remaining unexercised options had expired. The Company believes that the volume of trading in the Company’s Class A Common Stock and the substantial financial and voting control exercised by Mr. Robert P. Ingle result in the elements of executive compensation listed above being more appropriate for its Executive Officers.

The Company does not have any Employment, Change in Control, or Severance Agreements with any of its Executive Officers. The Company believes in trust, loyalty and commitment from both the Company and the Executive Officers, and believes that such type of agreements are not necessary to achieve its goals and the needs of the Executive Officers.

Factors Considered in Determining Compensation. The Company’s Chief Executive Officer periodically reviews the compensation paid by the Company to its Executive Officers and other employees. Based on the Company’s general performance and that of the individual Executive Officer, he makes final subjective determinations (in certain instances in consultation with the President and Chief Operating Officer and/or the Chairman of the Board) with respect to any changes to be made to that compensation. Bonuses paid to officers of the Company’s subsidiary, Milkco, Inc., are based on a percentage of Milkco’s earnings before taxes and payment of bonuses.

Neither the full Board nor the Audit/Compensation Committee generally reviews or ratifies the Chief Executive Officer’s decisions relating to executive compensation unless otherwise required by the Company’s Bylaws, by resolutions adopted by the Board or by the North Carolina Business Corporation Act. Decisions are made by the Board or the Audit/Compensation Committee if such decisions require the adoption of documents relating to employee benefit plans or programs. In addition, the Audit/Compensation Committee is required by resolution of the

Board of Directors to approve any increases in compensation that the Company will pay to an employee whose base salary is in excess of $100,000, all incentive compensation that the Company will pay to Executive Officers and any incentive payments that the Company will pay to any other employee in excess of $25,000. Prior to the expiration of the Company’s 1997 Nonqualified Stock Option Plan, decisions about grants or awards under that plan were made either by the Audit/Compensation Committee or by the Board, as appropriate, where Rule 16b-3 of the Securities Exchange Act 1934, as amended (the “Exchange Act”), or Section 162(m) of the Internal Revenue Code required that such grants or awards be made by the full Board or by a committee of “non-employee” or “outside directors.” No such grants or awards were made during fiscal year 2007.

The Internal Revenue Code generally provides that corporate deductions will be disallowed for annual compensation in excess of $1 million paid to certain executive officers of publicly held corporations. “Performance-based” compensation is excluded from the cap. Although the $1 million compensation deduction cap would be applicable to the Executive Officers named in the “SUMMARY COMPENSATION TABLE” their compensation levels for fiscal year 2007 were below the cap. Nevertheless, the Chief Executive Officer and the Audit/Compensation Committee, as appropriate, intend to consider the Internal Revenue Code’s compensation deductibility cap when they determine compensation levels and to evaluate appropriate alternatives to mitigate any adverse impact this limitation may have on the deductibility of executive compensation paid by the Company and its subsidiaries. The Company believes all compensation paid to Executive Officers for fiscal year 2007 is deductible under the Internal Revenue Code.

Elements of Executive Compensation

Base Salary. Base salary is used to attract and retain the Executive Officers and is determined using comparisons with industry competitors and other relevant factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, etc. The base salaries paid to the Executive Officers during fiscal year 2007 are shown in the Summary Compensation Table presented in this proxy statement.

In fiscal year 2007, Mr. Robert P. Ingle received a salary of $100,000 and no bonus. The Audit/Compensation Committee believes that overall compensation paid to Mr. Ingle for fiscal year 2007, and years prior, was on the low end of the competitive compensation scale paid to other similarly situated chief executive officers in the industry. It should be noted that Mr. Ingle receives on an annual basis dividends of $.60 on each share of the Company’s Class B Common Stock owned by him.

Cash Incentive Bonus Awards. With the exception of Mr. Robert P. Ingle, annual cash bonuses are a significant component of each Executive Officer’s compensation, reflecting the Company’s belief that management’s contribution to long-term shareholder returns comes from maximizing earnings and the potential of the Company.

Other Executive Officers of the Company received a bonus, the amounts of which were subjectively determined taking into consideration Company profitability and the Executive Officer’s performance for the fiscal year to which the bonus relates. This subjective determination is made by Mr. Ingle, the President and Chief Operating Officer and/or the Chairman of the Board, as appropriate, and approved by the Audit/Compensation Committee. The bonus paid to Mr. Gaither, President of the Company’s subsidiary, Milkco, Inc., is based on a percentage of Milkco’s earnings before taxes and payment of bonuses.

Retirement, Health and Other Benefits.

Investment/Profit Sharing Plan. The Company maintains the Ingles Markets, Incorporated Investment/Profit Sharing Plan (the “Profit Sharing Plan”) to provide retirement benefits to eligible employees, including Executive Officers. The Profit Sharing Plan includes 401(k) employee elective contributions, discretionary employer matching contributions, and discretionary profit sharing contribution features. The assets of the Profit Sharing Plan are held in trust for participants and are distributed upon the retirement, disability, death or other termination of employment of the participant. Quarterly, the Board, in its discretion, determines the amount of any Company profit sharing contributions, and the amount of any matching contributions to be made based on participants’ 401(k) contributions for the quarter. During fiscal 2007, the Company matched employee contributions at a rate of $0.50 for each dollar of employee contributions up to 3% of the employee’s salary.

Employees who participate in the Profit Sharing Plan may contribute to their 401(k) account between one percent and fifty percent (in increments of one percent) of their compensation by way of salary reductions that cannot exceed a maximum amount that varies annually in accordance with the Internal Revenue Code. The Company also makes available to Profit Sharing Plan participants the ability to direct the investment of their 401(k) accounts (including the Company’s matching contributions) in various investment funds, including a fund holding Class A Common Stock of the Company.

The Company’s discretionary profit sharing contributions to the participants’ profit sharing accounts are held in a separate fund (the “Ingles Fund”) that invests primarily in shares of the Company’s Class B Common Stock and also includes cash reserves to facilitate distributions from the fund. See “SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS” regarding the shares of Class B Common Stock held by the Profit Sharing Plan. The Company has not made any discretionary profit sharing contributions to the Profit Sharing Plan for fiscal year 2007.

Company discretionary employer matching contributions to the Profit Sharing Plan totaled $1,109,000 for fiscal year 2007. $598,000 was contributed in cash and an additional $511,000 was funded from accumulated forfeitures under the Plan. These contributions were allocated to the matching contribution accounts in each participant’s 401(k) accounts. The Company’s contributions to each of the Executive Officers are reflected in the Summary Compensation Table. As of September 29, 2007, all of the Executive Officers who are named in the Summary Compensation Table were 100% vested in their accounts, with the exception of Mr. Freeman who is 40% vested based on his time of service with the Company since 2005. Participants’ interests in employer contributions allocated to their accounts vest over six years.

Nonqualified Investment Plan. During fiscal year 2005, the Company adopted an Executive Nonqualified Excess Plan to provide benefits similar to the Investment/Profit Sharing Plan to certain of the Company’s management employees who are otherwise limited in their employee elective contributions under the 401(k) feature of the Profit Sharing Plan. Employees who participate in the Executive Nonqualified Excess Plan may contribute between one percent and fifty percent (in increments of one percent) of their compensation by way of salary reductions. In addition, the Company may make discretionary matching contributions. The Company’s contributions to each of the Executive Officers are reflected in the Summary Compensation Table. During fiscal year 2007, the Company matched employee contributions at a rate of $0.25 for each dollar of employee contributions up to 2% of the employee’s salary. As of September 29, 2007, all of the Executive Officers who are named in the Summary Compensation Table were 100% vested in their accounts, with the exception of Mr. Freeman who is 40% vested based on his time of service with the Company since 2005. Participants’ interests in contributions allocated to their accounts vest over six years. Company contributions to the Plan were approximately $44,000 in fiscal year 2007.

Insurance. The Company currently makes available to its Executive Officers and all employees a comprehensive health, dental, life and disability insurance program. The health care insurance offers a variety of coverage options, at the employee’s discretion. The Company maintains, at its expense, for the benefit of each of its full-time employees life insurance policies in amounts up to $150,000 based on the W-2 compensation of the employee. The premiums paid by the Company for the benefit of Executive Officers are included in the Summary Compensation Table.

SUBMITTED BY:

THE AUDIT/COMPENSATION COMMITTEE

John O. Pollard	Charles E. Russell	Fred D. Ayers

Executive Compensation Summary

The following tables set forth information concerning the compensation of the Company’s Chief Executive Officer and each of its other four most highly compensated executive officers at the end of fiscal year 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position during 2007	Fiscal Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation	All Other Compensation ($) (1)	Total
Robert P. Ingle	2007	100,000	—	—	85,880	185,880
Chief Executive Officer	2006	100,000	—	—	1,543	101,543
	2005	100,000	—	—	966	100,966

Robert P. Ingle, II	2007	381,539	150,000	—	18,356	549,895
Chairman and Vice President - Operations	2006	322,315	150,000	—	6,095	478,410
	2005	170,045	40,000	—	1,862	211,907

James W. Lanning	2007	381,539	150,000	—	6,384	537,923
President and Chief Operating Officer	2006	336,538	150,000	—	5,735	492,273
	2005	250,000	40,000	—	1,865	291,865

Charles L. Gaither, Jr. (3)	2007	195,000	—	49,950	3,916	248,866
President, Milkco, Inc.	2006	175,000	—	44,579	3,162	222,741
	2005	175,000	—	44,579	1,332	220,911

Ronald B. Freeman (2)	2007	219,711	70,000	—	5,799	295,510
Vice President Finance, Chief Financial Officer	2006	195,961	70,000	—	1,395	267,356
	2005	69,962	15,000	—	151	85,113

(1)	All other compensation for each of the Executive Officers consists of the following:

	Robert P. Ingle	Robert P. Ingle, II	James W. Lanning	Charles L. Gaither, Jr.	Ronald B. Freeman
Employer Match for 401(k) Plan	$1,500	$3,375	$3,375	$2,350	$3,999
Employer Match for Non-Qualified Plan	—	2,658	2,658	1,215	1,448
Life Insurance	210	315	315	315	315
Accidental Death & Dismemberment Insurance	24	36	36	36	36
Travel Expenses	84,146	11,973	—	—	—

Travel expenses include the value of any Company-owned automobiles provided to Executive Officers and use of Company aircraft.

(2)	Mr. Freeman became Vice President Finance and Chief Financial Officer on April 18, 2005.
(3)	Mr. Gaither receives a bonus equal to a percentage of Milkco’s earnings before taxes and payment of bonuses, up to a Maximum of $49,500 per year.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of Class A Common Stock and Class B Common Stock owned beneficially as of November 8, 2007, by each director and nominee for director, each of the executive officers of the Company named in the Summary Compensation Table, all directors and executive officers as a group, and each person known by the Company to be a beneficial owner of more than five percent (5%) of either class of the outstanding Common Stock. The table also sets forth the percentage of each class of Common Stock held by such stockholders. As of November 8, 2007, there were 12,355,785 shares of Class A Common Stock and 12,156,476 shares of Class B Common Stock outstanding. Except as otherwise indicated, each beneficial owner has sole voting and investment power with respect to the Common Stock listed.

	Number of Shares Owned Beneficially				Percentage of Common Stock				Percentage of Total Voting Power
Name	Class A(2)		Class B		Class A(2)		Class B
Robert P. Ingle(1)	11,586,100	(3)	11,586,100	(3)(4)	48.4	%(3)	95.3	%(3)(4)	86.5	%(3)(4)
James W. Lanning(1)	1,141,750	(3)	1,134,500	(3)	8.5	%(3)	9.3	%(3)	8.5	%(3)
Robert P. Ingle, II(1)	257,450	(5)	154,950	(5)	2.1	%(5)	1.3	%(5)	1.2	%(5)
Laura Ingle Sharp(1)	81,565	(6)	79,725	(6)	*		*		*
Ronald B. Freeman(1)	1,136,544	(3)	1,134,500	(3)	8.4	%(3)	9.3	%(3)	8.5	%(3)
Charles L. Gaither, Jr.(1)	4,780		0		*		*		*
Charles E. Russell(1)	434	(7)	0		*		*		*
John O. Pollard(1)	100		0		*		*		*
Fred D. Ayers(1)	500		0		*		*		*
Mario Gabelli, et al(8)	661,900	(9)	0		5.4	%(9)	*		*
Dimensional Fund Advisors, Inc.(10)	837,065	(11)	0		6.8	%(11)	*		*
Silver Point Capital, L.P., et al(12)	620,000	(13)	0		5.0	%(13)	*		*
Bear Stearns Asset Management, Inc. (14)	968,228	(15)	0		7.8	%(15)	*		*
Ingles Investment/Profit Sharing Plan(1)	1,134,500		1,134,500		8.4%		9.3%		8.5%
All Directors and Executive Officers as a group (9 persons)	11,940,223	(3)	11,820,775	(3)	49.4	%(3)	97.2	%(3)	88.4	%(3)

*	Less than 1%.
(1)	The address of this beneficial owner is P.O. Box 6676, Asheville, North Carolina 28816.
(2)

Each share of Class B Common Stock is convertible, at any time at the option of the holder, into one share of Class A Common Stock. If the holder of any shares of Class B Common Stock transfers the shares to anyone other than a “qualified transferee” as defined in the Company’s Articles of Incorporation, then each share of Class B Common Stock will automatically convert into a share of Class A Common Stock. Accordingly, for each holder of Class B Common Stock the number of shares and percentage of Class A Common Stock set forth in this table also reflect the Class A Common Stock into which such stockholder’s shares of Class B Common Stock are convertible. However, these converted shares are not used to calculate such percentages for any other stockholder in this table. The number of shares and percentage of Class A Common Stock held by all directors and executive officers as a group also reflects the conversion into Class A Common Stock of each share of Class B Common Stock held by each director and executive officer. Because the Class B Common Stock converts into Class A Common Stock on a one to one basis, the number of shares of Class B Common Stock noted in the table above also represents the number of shares of Class A Common Stock each holder would beneficially own upon conversion of the Class B Common Stock beneficially owned by them.

(3)	Includes the 1,134,500 shares of Class B Common Stock held by the Company’s Investment/Profit Sharing Plan and Trust, of which Messrs. Ingle, Freeman and Lanning are trustees. The trustees have sole voting power and dispositive power with respect to such shares. However, Messrs. Ingle, Freeman and Lanning disclaim beneficial ownership of such shares.
(4)	Includes 48,600 shares of Class B Common Stock held by Mr. Ingle’s wife, with respect to which Mr. Ingle disclaims any beneficial ownership interest.
(5)	Includes 11,684 shares of Class B Common Stock held by Mr. Ingle’s minor children, with respect to which Mr. Ingle disclaims any beneficial ownership interest.
(6)	Includes 625 shares of Class A Common Stock held by Ms. Sharp’s minor children through a dividend reinvestment plan and 2,025 shares of Class B Common Stock held by Ms. Sharp’s minor children.
(7)	Constitutes shares of Class A Common Stock held by Mr. Russell’s spouse through a dividend reinvestment plan, with respect to which Mr. Russell disclaims any beneficial ownership interest.
(8)	The address of this beneficial owner is GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580.
(9)	The information as to Mario J. Gabelli includes entities controlled directly or indirectly by Mario Gabelli (collectively, the “Gabelli Entities”) and is derived from a statement on Form 13D filed with the Securities and Exchange Commission on June 8, 2007 pursuant to Section 13(d) of the Exchange Act. Such statement discloses that (i) Mario Gabelli is the chief investment officer for most of the Gabelli Entities signing such statements and is deemed to have beneficial ownership of the shares owned by all Gabelli Entities, (ii) Mario Gabelli and the Gabelli Entities do not admit that they constitute a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder and (iii) Mario Gabelli and the Gabelli Entities have the sole power to vote and dispose of all the shares of which they are beneficial owners (unless the aggregate voting interest of all Gabelli Entities exceeds 25% of the Company’s total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of the Gabelli Entities would have the sole voting power to vote certain of the shares of Class A Common Stock). The Gabelli Entities which beneficially own shares of the Company’s Class A Common Stock are registered investment advisors and beneficially own such shares in an agent capacity.
(10)	The address of this beneficial owner is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.
(11)	The information as to Dimensional Fund Advisors, Inc. (“Dimensional”) is derived from a statement on Form 13G filed with the Securities and Exchange Commission on February 9, 2007 pursuant to Section 13(d) of the Exchange Act. This statement discloses that Dimensional has the voting and investment power over such shares. This statement discloses that Dimensional has the sole voting and dispositive power over such shares.
(12)	The address of this beneficial owner is Two Greenwich Plaza, First Floor, Greenwich, Connecticut 06830.
(13)

The information as to Silver Point Capital, L.P. (“Silver Point”) includes Edward Mule and Robert J. O’Shea and entities controlled by them and is derived from a statement on Form 13G filed with the Securities and Exchange Commission on September 20, 2007 pursuant to Section 13(d) of the Exchange Act. Such statement discloses that Silver Point is an investment manager for Silver Point Capital Fund, L.P. and Silver Point Capital Offshore Fund, Ltd. (collectively, the “Funds”) and by reason of such status may be deemed to be the beneficial owner of the reported securities held by the Funds. Messrs. Mule and O’Shea each indirectly control Silver

Point and by virtue of such status may be deemed to be the beneficial owners of all reported securities held by the Funds. This statement discloses that Silver Point and Messrs. Mule and O’Shea share voting and dispositive power over such shares.

(14)	The address of this beneficial owner is 383 Madison Ave., New York, NY 10179.
(15)	The information as to Bear Stearns Asset Management, Inc. (“Bear Stearns”) is derived from a statement on Form 13G filed with the Securities and Exchange Commission on February 9, 2007 pursuant to Section 13(d) of the Exchange Act. This statement discloses that Bear Stearns has shared voting and investment power of such shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Mr. Pollard, a director of the Company, was, until his retirement in March 2006, an attorney with the law firm of McGuireWoods, LLP which, from time to time, handles labor matters for the Company.

The Company believes that the transactions described above have been and will continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in transactions negotiated at arms-length. The Company does not intend to enter into any transactions in the future with or involving any of its officers or Directors or any members of their immediate family on terms that would be less favorable to the Company than those that would be available from unaffiliated third parties in arms-length transactions.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Ernst & Young LLP has served as the independent auditors for the Company and its subsidiaries since March 1989. Representatives of Ernst & Young LLP are expected to be present at the 2008 Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will respond to appropriate questions. Ernst & Young LLP has been engaged to review the financial statements included in the Company’s Form 10-Q for the quarter ended December 29, 2007. The Audit/Compensation Committee has not yet engaged in discussions regarding the engagement of independent auditors for the remainder of the Company’s 2008 fiscal year.

Principal Accountant Fees and Services

As reflected in the table below, the Company incurred fees in fiscal years 2006 and 2007 for services performed by Ernst & Young LLP related to such periods.

	Year Ended September 29, 2007	Year Ended September 30, 2006
Audit Fees	$708,000	$709,000
Audit-related Fees	26,000	49,000
Tax Fees	—	53,000
All Other Fees	—	—
Total Fees	$734,000	$811,000

In the above table:

“Audit fees” are fees billed by the independent auditors for professional services for the audit of the consolidated financial statements included in the Company’s Form 10-K, the audit of internal controls over financial reporting, additional procedures related to the previously disclosed Securities and Exchange Commission inquiry and the Company’s internal investigation which were concluded during fiscal 2006, review of financial statements included in the Company’s Form 10-Qs, and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements;

“Audit-related fees” are fees for services performed during the respective years by the independent auditors for audits of the Company’s employee benefit plan and other services that are reasonably related to the performance of the audit or review of the registrant’s financial statements including review of SEC comment letters;

“Tax fees” are fees for services performed during the respective years by the independent auditors for professional services related to certain tax compliance, tax advice, and tax planning; and

“All other fees” are fees for any other services performed during the period, of which none were paid to Ernst & Young LLP in fiscal 2007 or 2006.

The Company’s Audit/Compensation Committee pre-approved all services described above for fiscal 2007, including non-audit services, and has determined that these fees and services are compatible with maintaining the independence of Ernst & Young LLP. The Company’s Audit/Compensation Committee requires that each service provided by Ernst & Young LLP be pre-approved by the committee. However, the committee has empowered Charles E. Russell, the chair of the committee to grant such approval on its behalf as to matters that arise between Audit/Compensation Committee meetings.

OTHER MATTERS

Solicitation of Proxies

The Company will solicit proxies for the Annual Meeting by mail. The Company will bear the cost of preparing, assembling, printing, mailing and soliciting proxy solicitation materials. The Company’s officers and regular employees may also solicit proxies in person or by telephone, but they will not be specially compensated for such services. The Company’s regularly retained investor relations firm, Corporate Communications, Inc., may also solicit proxies by telephone and mail. The Company will not pay Corporate Communications, Inc. a separate fee for any such proxy solicitations. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in forwarding proxy solicitation materials to the beneficial owners of Common Stock held of record by them.

Stockholders’ Proposals for the 2009 Annual Meeting

The Company plans to hold its 2009 Annual Meeting of Stockholders in February or early March. Any proposal that a stockholder wants to be presented at the 2009 Annual Meeting of Stockholders must be received by the Secretary no later than September 12, 2008 or the proposal will automatically be excluded from proxy materials for that meeting. Such proposals must be received by the Secretary at the Company’s principal office, the address of which is set forth on page 1 of this Proxy Statement, and must meet the requirements of the regulations of the Securities and Exchange Commission to be eligible to be included in the proxy materials for the Company’s 2009 Annual Meeting.

Further, any stockholder proposal for which the Company does not receive notice on or before November 26, 2008 shall be subject to the discretionary vote of the proxy holders at the 2009 Annual Meeting of Stockholders.

Action on Other Matters at the 2008 Annual Meeting

If notice of a stockholder proposal that has not been submitted to be included in this Proxy Statement was not received by the Company on or before November 27, 2007, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. No proposals, other than the stockholder proposal discussed herein, had been received as of that date.

At this time, the Company does not know of any matters to be presented for action at the 2008 Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement. If any other matter comes before the Annual Meeting, it is intended that the persons who are named in the proxies will vote the shares represented by effective proxies in their discretion.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company is required to identify any Reporting Person (as defined below) that failed to file on a timely basis with the Securities and Exchange Commission any report that was required to be filed during fiscal 2007 with the SEC pursuant to Section 16(a) of the Exchange Act. Such required filings include a Form 3 (an initial report of beneficial ownership of Common Stock) and a Form 4 and Form 5 (which reflect changes in beneficial ownership of Common Stock). For purposes of this Proxy Statement, a “Reporting Person” is a person who at any time during fiscal year 2007 was (a) a director of the Company, (b) an executive officer of the Company or its subsidiaries, or (c) a holder of more than 10% of the Company’s outstanding Class A Common Stock or Class B Common Stock. The Company believes that during fiscal year 2007, its Reporting Persons complied with all Section 16(a) filing requirements, except that Mr. Robert P. Ingle, II inadvertently failed to report transfers, representing bona fide gifts, to his children. The reportable transactions took place on July 19, 2006 and May 18, 2007, and were reported on November 15, 2007. In making this statement, the Company has relied solely upon an examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the written representations of its Reporting Persons.

Incorporation by Reference to This Proxy Statement

The Audit Committee Report and the Executive Compensation and Other Information set forth on pages [8 through 10] of this Proxy Statement shall not be deemed to be incorporated by reference into any report, statement or other filing made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, or in any related prospectus that incorporates this Proxy Statement by reference, in whole or in part, notwithstanding anything to the contrary set forth therein.

Availability of Form 10-K

Upon written request, the Company will provide, without charge, to stockholders that are entitled to receive this Proxy Statement a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2007, as filed with the Securities and Exchange Commission (including the financial statements and related schedules, but not including the exhibits thereto, which will be provided upon written request at the stockholder’s expense). Requests for copies should be directed to Investor Relations at Ingles Markets, Incorporated, P.O. Box 6676, Asheville, North Carolina 28816, or by telephone at (828) 669-2941, ext. 223.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED WITH RESPECT TO THE MATTERS IDENTIFIED ON THE PROXY CARD(S) IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY CARD(S).

By Order of the Board of Directors

/s/ Robert P. Ingle, II
Robert P. Ingle, II
Chairman of the Board

APPENDIX A

INGLES MARKETS, INCORPORATED

AUDIT COMMITTEE CHARTER

I)	INTRODUCTION

Ingles Markets, Incorporated’s executive management is primarily responsible for the completeness and accuracy of its financial reporting and the adequacy of its internal financial and operating controls. Its Board of Directors has responsibility to oversee management’s exercise of these responsibilities. To assist the Board, the Company has established, through its bylaws, an Audit Committee (“the Committee”) whose authority and responsibilities are described by this Charter.

A)	Purpose

This Charter is created in order to define the Audit Committee’s objectives, the range of its authority, the scope of its activities and its duties and responsibilities. It is intended to give Audit Committee members, management and external auditors a clear understanding of their respective roles. The Audit Committee will review and assess the adequacy of this Charter annually and the Board of Directors will perform an evaluation of the performance of the Committee annually.

B)	Mission Statement

The purpose of the Audit Committee is to assist the Board with its oversight responsibilities regarding (i) the financial statements and other financial information provided by the Company to its stockholders, the public and others, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the Company’s internal audit function and independent auditors. In carrying out this purpose, the Committee will maintain and facilitate free and open communication between directors, the independent auditors, internal auditors and the financial management of the Company.

II)	MEETINGS

The Committee will meet on a quarterly basis in connection with the quarterly meetings of the Board of Directors and special meetings may be called when circumstances require, including upon the request of the external auditors. As part of its job to foster open communication, the Audit Committee will meet periodically with management, the Director of Internal Audit and the independent auditors in separate executive sessions.

III)	ORGANIZATION

A)	Size, Composition and Term of Appointment

The Audit Committee shall consist of no fewer than three directors each of whom are independent of management and the Company. Each member shall be financially literate and at least one of member shall have accounting or related financial management expertise as defined by the relevant rules promulgated by the Financial Accounting Standards Board (“FASB”), Securities and Exchange Commission (“SEC”), and the National Association of Securities Dealers (“NASD”) or other regulatory body. The Board of Directors shall appoint the Audit Committee’s Chairperson and members annually.

B)	Oversight by the Board of Directors

The Committee will report its activities to the full Board on a regular basis so that the Board is kept informed of its activities on a current basis. The Committee will perform all duties determined by the Board.

The Board will determine annually that the Committee’s members are independent, as defined by the relevant rules promulgated by FASB, the SEC and the NASD, and that the Committee has fulfilled its duties and responsibilities.

IV)	AUTHORITY AND RESPONSIBILITY

The Committee derives its authority from the By-Laws of the Company and is hereby given all resources and authority necessary to properly discharge its duties and responsibilities.

The Committee acts on the Board’s behalf in the matters outlined below.

A)	External Auditors

1)	The Committee, as representatives of the shareholders, shall be directly responsible and have sole authority to select, evaluate and, where appropriate, replace the independent public accountants, or to nominate the independent public accountants to be proposed for shareholder approval in the proxy statement. The Committee will consider management’s recommendation of the appointment of the independent public accountants. The Committee will review with management the performance, appointment and/or termination of the independent public accountants.

2)	The Committee shall be responsible to review and pre-approve all non-audit related services engaged with the Company’s independent public accountants and all non-audit services engaged with other accountants/consultants in excess of $15,000.

3)	The Committee will ensure that the independent public accountants provide a formal written statement to the Committee setting forth all relationships between the independent public accountants and the Company, consistent with the Independence Standards Board Standard No. 1. The Committee will discuss with the independent public accountants any disclosed relationships or services which may impact the objectivity and independence of the independent public accountants. The Committee will take, or recommend that the full Board take, appropriate action to ensure the independence of the independent public accountants.

4)	The Committee will review with management and the independent public accountants the annual audit scope and approach, significant accounting policies, audit conclusions regarding significant accounting estimates/reserves, other communications as required by GAAS, and proposed fee arrangements for ongoing and special projects.

5)	The Committee will review with management and the independent public accountants their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

6)	The Committee will review with management and the independent public accountants the Company’s compliance with laws and regulations having to do with accounting and financial matters.

7)	The Committee and the Board of Directors should consider whether the independent public accountants should meet with the full Board to discuss any matters relative to the financial statements and/or any potentially relevant matters, and to answer any questions that other directors may have.

B)	Financial Statements

1)	The Committee will review with management, internal audit and the independent public accountants, the Company’s interim and year-end financial statements, including:

(a)	Management’s discussion and analysis, and audit findings (including any significant suggestions for improvements provided to management by the Director of Internal Audit and the independent public accountants). Such review will include a discussion of significant adjustments recorded or adjustments passed and will conform with the requirements of SAS 61. Following such review, the Committee will recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

(b)	The earnings press releases as prepared by management to ensure they are in compliance with SEC requirements.

2)	The Committee will request from financial management and the independent public accountants, a briefing on any significant accounting and reporting issues, including any changes in accounting standards or rules promulgated by the FASB, SEC or other regulatory bodies, that have an effect on the financial statements.

3)	The Committee will inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements.

4)	The Committee will inquire of management and the independent public accountants if there were any significant financial accounting or reporting issues discussed during the accounting period and, if so, how they were resolved or if not resolved, the Committee will inquire and resolve such disagreements.

5)	The Committee will inquire of management and the independent public accountants all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

6)	The members of the Committee will discuss among themselves, without management or the independent public accountants present, the quality of the accounting principles applied in the preparation of the Company’s financial statements and significant judgments affecting the financial statements; and the independent public accountants’ view of the quality of those principles and such judgments.

7)	The Committee will discuss/review with management, company counsel, and the independent public accountants the substance of any significant issues raised by counsel concerning litigation, contingencies, claims or assessments. The Committee should understand how such matters are reflected in the Company’s financial statements.

C)	Private Discussions

1)	The Committee will meet privately with the independent public accountants at least once a year to request their opinion on various matters including the quality of the Company’s accounting principles as applied in its financial reporting, and the quality and performance of its financial and accounting personnel.

The Committee will also discuss privately with the independent public accountants any issues required from time to time by rules of the SEC, FASB and NASD.

2)	The Committee will meet privately with the Company’s internal auditor at least once a year to discuss the responsibilities, budget and other matters concerning the Company’s internal audit function, and any issues that the internal auditor believes warrant audit committee attention.

D)	Post-Audit Review

1)	The Committee will review with management and the independent public accountants the annual Integrated Audit Results and Communications and management’s responses to each, as necessary.

2)	The Committee will ask the independent public accountants what their greatest concerns were (including any serious difficulties encountered) and if they believe anything else should be discussed with the Committee that has not been raised or covered elsewhere.

E)	Internal Audit

1)	Review, based upon the recommendation of the independent auditors and the Director of Internal Audit, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

2)	Review and approve the appointment and replacement of the Company’s Director of Internal Audit.

3)	Review on an annual basis the performance of the internal audit group.

4)	In consultation with the independent auditors and the internal audit group, review the adequacy of the Company’s internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material deficiencies and controls.

5)	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding the questionable accounting or auditing matters.

6)	Review (i) the internal control report prepared by management, including management’s assessment of the effectiveness of the design and operation of the Company’s internal control structure and procedures for financial reporting, as well as the Company’s disclosure controls and procedures, with respect to each annual and quarterly report that the Company is required to file under the Securities Exchange Act and (ii) the independent auditors’ attestation, and report, on the assessment made by management.

V)	OTHER

A)	The Committee will initiate the investigation of any matter brought to its attention within the scope of its duties, with the power to retain and fund outside counsel for this purpose if, in its judgment, that is appropriate.

B)	The Committee will prepare a report for inclusion in the Company’s proxy statement for its annual meeting of shareholders describing the activities in which it has engaged during the prior year pursuant to its charter. The report will address all issues then required by the rules of the SEC.

C)	The Committee will establish and implement policies and procedures for the review and approval or disapproval of related party transactions as defined by NASDAQ Rule 4350(h).

D)	Review and approve (i) any amendment or waiver in the Company’s code of ethics for the chief executive officer and senior financial officers and (ii) any public disclosure made regarding such amendment or waiver.

E)	Report regularly to the Board. Review with the full Board any issues that have arisen with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit group.

F)	The Committee will include the Audit Committee Charter in the Proxy Statements at least once every three years as required by the SEC.

INGLES MARKETS, INCORPORATED	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

				PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.	☒
	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Directors Nominees: 01 Fred D. Ayers	☐	☐	☐	2.	In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.
02 John O. Pollard					I PLAN TO ATTEND ☐
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line below.)					The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Stockholders to be held February 12, 2008.

YOUR VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Signature	Signature	Date

(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.)

Ù  FOLD AND DETACH HERE  Ù

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/imkta Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.lasalleshareholderservices.com/isd/ where step-by-step instructions will prompt you through enrollment.

— LaSalle Proxy Card —

CLASS A	CLASS A

INGLES MARKETS, INCORPORATED

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 12, 2008

The undersigned hereby appoints Robert P. Ingle and James W. Lanning, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock held of record by the undersigned on December 21, 2007, at the Annual Meeting of Stockholders of Ingles Markets, Incorporated to be held on February 12, 2008, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

(Continued and to be signed on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

You can now access your Ingles Markets, Incorporated account online.

Access your Ingles Markets, Incorporated shareholder account online via Investor ServiceDirect® (ISD).

LaSalle, N.A. Transfer Agent for Ingles Markets, Incorporated, now makes it easy and convenient to get current information on your shareholder account.

• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form • Establish/change your PIN

Visit us on the web at http://www.lasalleshareholderservices.com

****TRY IT OUT****

www.lasalleshareholderservices.com/isd/

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

INGLES MARKETS, INCORPORATED	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

				PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.	☒
	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Directors Nominees: 01 Ronald B. Freeman; 02 Charles L. Gaither, Jr.;	☐	☐	☐	2.	In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.
03 Robert P. Ingle 04 Robert P. Ingle, II; 05 James W . Lanning					I PLAN TO ATTEND ☐
06 Charles E. Russell; 07 Laura Ingle Sharp					The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Stockholders to be held February 12, 2008.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line below.)					YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Signature	Signature	Date

(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.)

Ù  FOLD AND DETACH HERE  Ù

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/imktab Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.lasalleshareholderservices.com/isd/ where step-by-step instructions will prompt you through enrollment.

— LaSalle Proxy Card —

CLASS B	CLASS B

INGLES MARKETS, INCORPORATED

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 12, 2008

The undersigned hereby appoints Robert P. Ingle and James W. Lanning, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class B Common Stock held of record by the undersigned on December 21, 2007, at the Annual Meeting of Stockholders of Ingles Markets, Incorporated to be held on February 12, 2008, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

(Continued and to be signed on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù